UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported:  May 23, 2024

Commission File Number	Exact name of registrant as specified in its charter, address of principal executive offices and registrant's telephone number	IRS Employer Identification Number
1-8841	NEXTERA ENERGY, INC.	59-2449419
700 Universe Boulevard
Juno Beach, Florida 33408
(561) 694-4000

State or other jurisdiction of incorporation or organization:  Florida

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	NEE	New York Stock Exchange
6.926% Corporate Units	NEE.PRR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.07  Submission of Matters to a Vote of Security Holders

(a)NextEra Energy, Inc. (NEE) held its 2024 Annual Meeting of Shareholders (2024 Annual Meeting) on May 23, 2024. At the 2024 Annual Meeting, NEE's shareholders approved three proposals and did not approve two shareholder proposals. The proposals are described in detail in NEE's definitive proxy statement on Schedule 14A for the 2024 Annual Meeting (Proxy Statement), filed with the Securities and Exchange Commission on April 1, 2024.

(b)The final voting results with respect to each proposal voted upon at the 2024 Annual Meeting are set forth below.

Proposal 1

NEE's shareholders elected each of the eleven nominees to the Board for a one-year term, as set forth below:

	FOR	% VOTES CAST FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
Nicole S. Arnaboldi	1,559,817,285	99.5%	7,828,923	4,283,223	222,389,999
James L. Camaren	1,493,235,815	95.3%	74,179,152	4,514,464	222,389,999
Naren K. Gursahaney	1,478,701,248	94.3%	88,752,712	4,475,471	222,389,999
Kirk S. Hachigian	1,464,840,995	93.5%	102,538,441	4,549,995	222,389,999
Maria G. Henry	1,561,152,449	99.6%	6,295,308	4,481,674	222,389,999
John W. Ketchum	1,457,477,330	93.0%	109,679,610	4,772,491	222,389,999
Amy B. Lane	1,529,858,438	97.6%	37,712,300	4,358,693	222,389,999
David L. Porges	1,538,713,419	98.2%	28,827,685	4,388,327	222,389,999
Deborah L. "Dev" Stahlkopf	1,549,405,509	98.8%	18,221,168	4,302,754	222,389,999
John A. Stall	1,553,165,269	99.1%	14,451,296	4,312,866	222,389,999
Darryl L. Wilson	1,531,008,449	97.7%	36,369,321	4,551,661	222,389,999

Proposal 2

NEE's shareholders ratified the appointment of Deloitte & Touche LLP as NEE's independent registered public accounting firm for 2024, as set forth below:

FOR	% VOTES CAST FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
1,682,482,123	94.0%	106,624,700	5,212,607	—

Proposal 3

NEE's shareholders approved, by non-binding advisory vote, NEE's compensation of its named executive officers as disclosed in the Proxy Statement, as set forth below:

FOR	% VOTES CAST FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
1,385,898,880	88.8%	173,968,678	12,061,873	222,389,999

Proposal 4

NEE’s shareholders did not approve a shareholder proposal entitled “Board Matrix” that requested disclosure, in matrix format, of each director/nominee's self-identified gender and racial ethnicity, as well as individual skills and attributes most relevant to NEE, as set forth below:

FOR	% VOTES CAST FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
634,056,816	40.6%	928,217,976	9,654,639	222,389,999

Proposal 5

NEE’s shareholders did not approve a shareholder proposal entitled “Climate Lobbying Report” that requested a report on NEE's lobbying and trade association memberships in relation to NEE's emissions goal, as set forth below:

FOR	% VOTES CAST FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
503,797,456	32.5%	1,048,526,580	19,605,395	222,389,999

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  May 28, 2024

NEXTERA ENERGY, INC.
(Registrant)

CHARLES E. SIEVING
Charles E. Sieving Executive Vice President, Chief Legal, Environmental and Federal Regulatory Affairs Officer